Exhibit 99.1

Investor Webinar November 18, 2025 NASDAQ: PODC A LEADING PODCAST PLATFORM WITH OVER 3.8 BILLION DOWNLOADS THAT PROVIDES CONTENT CREATORS AND ADVERTISERS WITH A FULL 360 - DEGREE SOLUTION

1 NASDAQ: PODC Legal Disclaimer The information in this presentation is provided to you by PodcastOne, Inc . (the “Company” or “PodcastOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements . These factors include risks and uncertainties as to : LiveOne’s reliance on its largest OEM customer for a substantial percentage of its revenue ; LiveOne’s and PodcastOne’s ability to consummate any proposed financing, acquisition, merger, distribution or other transaction, the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value ; PodcastOne’s ability to continue as a going concern ; PodcastOne’s ability to attract, maintain and increase the number of its listeners ; PodcastOne identifying, acquiring, securing and developing content ; LiveOne’s intent to repurchase shares of its and/or PodcastOne’s common stock from time to time under LiveOne’s announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; LiveOne’s ability to maintain compliance with certain financial and other covenants ; PodcastOne successfully implementing its growth strategy, including relating to its technology platforms and applications ; management’s relationships with industry stakeholders ; LiveOne’s ability to repay its indebtedness when due ; LiveOne’s ability to satisfy the conditions for closing on its announced additional convertible debentures financing ; LiveOne’s ability to implement its recently announced crypto treasury strategy and/or purchase crypto assets from time to time pursuant to such strategy, including for up to the maximum announced amount ; uncertain and unfavorable outcomes in legal proceedings and/or PodcastOne’s and/or LiveOne’s ability to pay any amounts due in connection with any such legal proceedings ; changes in economic conditions ; competition ; risks and uncertainties applicable to the businesses of PodcastOne, LiveOne and/or LiveOne’s other subsidiaries ; and other risks, uncertainties and factors including, but not limited to, those described in PodcastOne’s Annual Report on Form 10 - K for the fiscal year ended March 31 , 2025 , filed with the U . S . Securities and Exchange Commission (the “SEC”) on July 2 , 2025 , PodcastOne’s Quarterly Report on Form 10 - Q for the second quarter ended September 30 , 2025 , filed with the SEC on November 14 , 2025 , and in PodcastOne’s other filings and submissions with the SEC . These forward - looking statements speak only as of the date set forth below and PodcastOne disclaims any obligations to update these statements except as may be required by law . Neither PodcastOne nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances . This presentation speaks as of November 18 , 2025 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date .

2 NASDAQ: PODC Presenters RYAN CARHART Chief Financial Officer A seasoned executive with extensive financial, mergers and acquisitions and operational experience in building, managing and scaling organizations, as well as financial reporting and internal controls. KIT GRAY Co - Founder & President One of the early strategists in developing a monetization standard for the podcast industry. Gray has spent nearly two decades working with talent and developing podcast concepts across all genres, all while creating a top tier team of individuals that are experts in all aspects of podcasting from technology, advertising sales, marketing, talent booking, acquisitions, development, vodcasts, video, social media, emerging concepts and more.

NASDAQ: PODC 3 PodcastOne: Overview ▪ 210 exclusive podcasts, 350+ episodes per week, 29.0 million monthly downloads and 6.4 million monthly unique listeners ▪ Differentiated platform provides full 360 - degree solution for advertisers and content creators ▪ Diversifying revenue streams with high margin offerings to loyal podcasting audiences and owned IP, with two shows sold for TV adaptation ▪ Focused on acquiring new talent and expanding reach to grow audiences ▪ Leader in podcasting, a $2B+ market ▪ Opportunistic M&A outlook to incorporate smaller networks and technology into PodcastOne’s robust infrastructure ▪ Strong financial profile: Double digit revenue growth, expanding margins and no debt ▪ Pathway to $100M in revenues, target 2 - 4 years ▪ Strong management, with media veterans and podcasting pioneers THE ONLY PUBLICLY - TRADED PURE - PLAY PODCAST COMPANY IN THE U.S. NASDAQ: PODC Revenue ($ in millions) $32.3 $34.6 $43.3 PodcastOne is a leading global podcast platform 1) Financial guidance as of November, 2025 $56 - $60 $52.1 (Guidance)

4 NASDAQ: PODC Recent News ● Named 9th Largest US Podcast Publisher by Podtrac for October 2025 ● Added 17 new podcasts year - to - date, totaling 210 shows across the network ● Maintained Top 10 Publisher status in Podtrac rankings for 12 consecutive months (currently #9) ● Achieved record revenue from Art19 (Amazon) and a Fortune 250 streaming partner ● Expanded Amazon partnership from $16.5 million (3 years) to a $20+ million annual run rate ● Fortune 250 partner revenue increased to $26+ million annual run rate ● Three PodcastOne titles sold to major TV and streaming platforms.

NASDAQ: PODC 5 PodcastOne: Snapshot 1,000+ 210 19.0M Episodes Produced Exclusive Monthly Downloads Monthly Podcasts Oct 2025 Fiscal 2026 Guidance 2 $56 - 60M $4.5 - 6.0M Revenue Adjusted EBIDTA $100M Two – Four Year Revenue Goal 3 500+ 6.4M Shows Sold for TV Adaptation Advertisers Oct Unique Listeners 1) Podtrac Podcast Publisher Rankings 2) See Company’s Press Release dated November 11, 2025 A 2025 Top 10 US Podcast Publisher 1

6 NASDAQ: PODC 1) The Infinite Dial 2024 2) MRI - Simmons 2023 April Podcast Study 3) PwC | IAB FY 2023 Podcast Ad Revenue Study 4) Podcastindex.org Podcast Listeners are a Loyal, Engaged And Highly Sought After Demographic Monthly U.S. listeners 1 Avg. podcast episodes listened to per week 1 Say “I feel close to the hosts of the podcasts I listen to” 2 Of listeners are college educated 2 Median age, with heavy users trending younger 2 Median household income 2 Total U.S. podcast market Ad Revenue in 2024 climbing to ~$2.6B by 2026 3 Total Podcasts 4 135M 8.3 75% 48% 39 $101K $2B+ 4.3M+ The Podcast Market Improvements in measurement and the evolution in programmatic buying, along with revenues tied to video and live events are contributing to the positive outlook.” – PwC | IAB FY 2023 Podcast Ad Revenue Study “

# The Podcast Market

## Recent Podcast Pay-days

| | |
|---|---|
| **$250M+** | *Joe Rogan's Renews Spotify Deal, Podcast Will No Longer Be Exclusive to the Platform* |
| **$125M** | *Alex Cooper Jumps From Spotify to SiriusXM* |
| **$100M+** | *SiriusXM Inks 'SmartLess' Podcast Three-Year Deal* |
| **$100M+** | *Kelce Brothers Sign Three-year Deal With Amazon's Wondery for 'New Heights' Podcast* |



Global Podcast Listeners to Exceed 1 Billion by 2027[1]
Millions
679
784
875
954
1,023
1,084
1,138
1,186
2023
2024
2025 Est.
2026 Est.
2027 Est.
2028 Est.
2029 Est.
2030 Est.

*"The latest nine-figure deals, while they look pricey, are rooted in solid projections of the ad dollars they could generate. These are tested shows – these aren't big risks these companies are taking,"*

***– Josh Lindgren, Head of CAA's Podcast Department***

*"Watchable podcasts are growing in popularity; 1 in 3 now say they prefer actively watching podcasts with videos."*

***– Cumulus Media and Signal Hill Insights' Podcast Download – Fall 2024 Report***

1) MIDiA Research, 2024–2030 global podcast forecasts

NASDAQ: PODC | 7

NASDAQ: PODC 8 PodcastOne Vision & Objectives Near - Term ▪ Be the go - to platform to grow audiences and expand reach for established and emerging content creators ▪ Invest in technology and infrastructure to produce best - in - class podcasts with high margins ▪ Grow the advertising platform with diversification of podcasts and by partnering with top brands to reach key demographics and loyal listeners, resulting in growth above industry trends Long - Term ▪ Partner, nurture and develop industry leading podcasts by offering diverse revenue growth and a return profiles that exceeds industry growth metrics and returns ▪ Execute on focused M&A strategy to grow PodcastOne through the acquisition of existing platforms, technology, and production capabilities to capitalize on future industry trends ▪ Be an acquirer of choice for smaller podcast platforms (10 - 50 podcasts), offering efficiencies in cost structure, ability to scale and access to much larger advertising platform

NASDAQ: PODC 9 PodcastOne Pro ▪ Specializes in transforming podcasts into polished productions ▪ Offers fully customizable production packages for brands, professionals, or hobbyists ▪ Leverages current infrastructure, to drives higher margins & diversified revenue streams Platform of Choice Public Relations Hosting & Distribution Editing Building a Successful Podcast Requires More Than Just Great Content; It Requires a Strategic Approach Unmatched Infrastructure ▪ Allows creators to focus on what they do best and PodcastOne to offer value - added services that efficiently drive revenues

10 NASDAQ: PODC Our Blue - Chip National Advertisers Deep Relationships Across Our Network of 500+ Advertisers & Brands PodcastOne has Exclusive Rights to All Advertising Inventory

11 NASDAQ: PODC Revenue Segments Core Direct & Programmatic Sales ▪ Host Read Ads – Audio & Video ▪ Recorded directly into the episode file and served with every download or view ▪ Dynamic Ad Insertion ▪ Targeted & inserted the moment the podcast episode is downloaded ▪ Custom Segments ▪ 3 - 5 minute custom executions or episode takeovers ▪ Social Media Campaigns Diversified / Emerging ▪ PodcastOne owned IP on scripted shows allows for second window opportunities ▪ Varnamtown & Vigilante have been sold for TV adaptation ▪ PodcastOne Pro ▪ Fully customizable production packages for brands, professionals, or hobbyists ▪ Paywalls ▪ Substack, Apple+, Patreon ▪ Podroll ▪ Feed dropping at the end of another podcast ▪ Other ▪ Live shows, branded podcasts, merchandise, etc.

12 NASDAQ: PODC Reaching Audiences Across Every Medium PodcastOne’s Hit Shows Are Available Wherever You Get Your Podcasts & However You Consume 31% of weekly podcast listeners use YouTube to listen & view Spotify (27%) and Apple Podcasts (15%) 1 s 1) Edison Podcast Metric , Oct, 2024

13 NASDAQ: PODC 2026 FY Growth Strategy Organic ▪ Focused execution on driving ad revenue ▪ Supporting talent to expand beyond audio & video ▪ Cross platform promotion and monetization ▪ Maximize current infrastructure to drive higher margins ▪ Diversified and emerging revenue streams ▪ Owned IP, PodcastOne Pro, Paywalls, Podroll, Live Events, Merchandise, … Mergers & Acquisitions ▪ Industry has seen consolidation & PodcastOne will be a consolidator of choice ▪ Positioned to act opportunistically with $0 debt, using cash & stock ▪ Major mergers or acquisitions of synergistic verticals ▪ Accretive, cash flow positive assets to benefit from cost reductions upon integration ▪ Platforms with 10 - 50 podcasts ▪ Technology & industry talent to bolster infrastructure Two - Pronged Approach to Grow in Fiscal Year 2026 & Beyond

14 NASDAQ: PODC Select Financials Three Months Ended June 30, Fiscal Year Fiscal Year 2025 2026 2024 2025 $ in Millions $12.2 $15.2 $43.3 $52.1 Revenue 1.0 1.6 $6.0 $4.7 Gross Profit (13.8) (16.1) $(48.3) $(57.6) Operating Expenses $(1.7) $(1.0) $(14.7) $(5.5) Net Loss $(0.4) $1.1 $0.5 $(0.5) Adj. EBITDA $0.0 $0.0 $0.0 $0.0 Debt $56.0 - $60.0 FY 2026 Guidance 2 Expect FY 2026 1 Revenues to Increase to at Least a Record $56.0 Million, Driving Expected 10x increase to $4.5 - 6.0M Adjusted EBITDA 2 Revenue ($ in millions) 1) The Fiscal Year ends March 31, 2025 2) Company financial guidance as of November 11, 2025

# Case Studies

## Amazon Groceries

Amazon teamed up with PodcastOne to drive awareness for Amazon Groceries, exposure to the podcasts with advertisements yielded higher agreement of Amazon Prime's convenience and helped make their life easier. The advertising positively influenced agreement that Amazon Prime is convenient to use across all age groups and genders.

**11+** **Purchase Intent for groceries from Amazon Prime rose by 11 pts among the 18-34 age group as well**

**3+** **Almost all respondents agreed that Amazon Prime makes their life easier, a +3pt lift over the control, females were the main driver in this overall increase.**

**22.7M+** **Impressions delivered**


amazon
podcastone

## Podcasters

- The Adam Carolla Show moved from Radio to Podcasting in 2009, joining what would become PodcastOne
- **With PodcastOne as a partner**, Carolla expands his podcast network:
  - The Adam Carolla Show, The Adam and Dr. Drew Show, Carolla Classics
- And **diversifies his revenue streams**
  - Live shows & tours, PPV, merchandise, Substack


The Adam Carolla Show.
podcastone

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# Management & Board

## Podcast Industry Veterans
## High Insider Ownership Creates Alignment With Investors









| KIT GRAY | ROBERT ELLIN | RYAN CARHART | SUE MCNAMARA | STEVE LEHMAN | ELI DVORKIN | STACIE PARRA |
|---|---|---|---|---|---|---|
| *Co-Founder & President* | *Executive Chairman* | *Chief Financial Officer* | *Chief Revenue Officer* | *Vice Chairman* | *Chief Content Officer* | *Content & Podcast Producer* |
| 19+ YEARS EXPERIENCE | 25+ YEARS EXPERIENCE | + YEARS EXPERIENCE | 20+ YEARS EXPERIENCE | 25+ YEARS EXPERIENCE | 15+ YEARS EXPERIENCE | 20+ YEARS EXPERIENCE |

## Board of Directors

**Robert Ellin**
*Executive Chairman of PodcastOne*
*Founder, CEO & Chairman of LiveOne*
*Founder & Managing Dir. of Trinad Capital Mgmt.*

**James Berk**
*Chairman & CEO of Goodman Media Partners*
*Former CEO of Participant Media*

**Carolyn Blackwood**
*Head of Studio, Sphere Entertainment*
*Former Chief Operating Officer of Warner Bros*

**Jay Krigsman**
*Director of LiveOne*
*Executive VP & Asset Manager of The Kraus Companies*

**Patrick Wachsberger**
*Director of LiveOne*
*Founder & Manager of Picture Perfect Entertainment*

**Ramin Arani**
*Director of LiveOne*
*Former Portfolio Manager at Fidelity Management*

**Jon Merriman**
*Head of Equities for Texas Capital Bank*

PODC Investor Presentation | 16

17 NASDAQ: PODC Up Trending Shows

# Key Takeaways

**PodcastOne is a leading podcast platform with over 3.8 billion downloads that provides content creators and advertisers with a full 360-degree solution. PodcastOne's hit shows are available wherever and however you listen.**

- The only publicly-traded pure-play podcasting company in U.S.
- The U.S. podcast market commands 35M monthly listeners and ad revenues of ~$2.0B
- Platform of choice, given robust infrastructure that leverages technology, production efficiencies, advertising breadth, and marketing reach to create significant competitive advantage
- Ability to grow PodcastOne show revenues faster than competitors and the market through focused marketing
- Diversified revenue opportunities beyond direct advertising, including paywalls, live events, social campaigns, and owned IP through scripted podcasts with two shows sold for TV adaptation
- Strong financial profile – double digit revenue growth, expanding margins and no debt
- Strong organic and M&A focused inorganic growth strategies leading to $100M revenue goal over the next two – four years.
- Management team led by media and podcasting industry veterans with significant insider ownership

| NASDAQ: PODC[1] | |
|---|---|
| Price | $2.34 |
| Market Cap | $62.97M |
| 52 Week Range | $1.28 - $2.94 |
| Avg. Volume (3-Mo) | 58.45K |
| TTM Revenue[2] | $56.96M |
| TTM Adj. EBITDA[2] | $1.88M |
| Debt | $0 |
| Enterprise Value | $66.98M |

1) As of November 18, 2025
2) As of November 18, 2025

NASDAQ: PODC | 18

Investor Relations Carson Pascente PodcastOne carson@podcastone.com